UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 31, 2014
(Date of earliest event reported)

Crystal Rock Holdings, Inc.
(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
Effective July 31, 2014, Henry Baker retired from the Company’s Board of Directors.  The Board now has six members.  In connection with his retirement, Mr. Baker transferred 532,109 shares of our common stock to Peter Baker, his son and a director and officer of the Company, and 532,109 shares of our common stock to John Baker, also his son and a director and officer of the Company.  He retains 1,001 shares of our common stock.

Item 9.01.               Financial Statements and Exhibits

(d) Exhibits

      None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2014	CRYSTAL ROCK HOLDINGS, INC. By: /s/ Bruce S. MacDonald Bruce S. MacDonald Chief Financial Officer